Q3FY20 Earnings Conference Call Sanjay Dhawan, CEO Mark Gallenberger, CFO August 4, 2020 Exhibit 99.2

Forward Looking Statements and Non-GAAP Financial Measures Statements in this presentation regarding Cerence’s future performance, results and financial condition, expected growth and innovation and our management’s future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “intends” or “estimates” or similar expressions) should also be considered to be forward-looking statements. Although we believe forward-looking statements are based upon reasonable assumptions, such statements involve known and unknown risk, uncertainties and other factors, which may cause actual results or performance of the company to be materially different from any future results or performance expressed or implied by such forward-looking statements including but not limited to: impacts of the COVID-19 pandemic on our and our customer’s businesses; the highly competitive and rapidly changing market in which we operate; adverse conditions in the automotive industry or the global economy more generally; our ability to control and successfully manage our expenses and cash position; our strategy to increase cloud; escalating pricing pressures from our customers; our failure to win, renew or implement service contracts; the loss of business from any of our largest customers; effects of customer defaults; the inability to recruit and retain qualified personnel; cybersecurity and data privacy incidents; fluctuating currency rates; and the other factors in our Annual Report on our most recent Form 10-K, quarterly reports on Form 10-Q, and other filings with the Securities and Exchange Commission. We disclaim any obligation to update any forward-looking statements as a result of developments occurring after the date of this document.

Innovation Engine at Full Throttle “Cerence Reader is quite breathtaking and will empower the next generation of our cars to interact with our customers on a whole new level.” - Jan Dusik, Head of Development Speech Output at Audi "I think voice AI is the future in technology and automotive.“ - Nils Schanz, head of User Interaction Voice Control at Daimler “Cerence Pay is a relevant module, making the travel experience that much simpler and safer through secure, voice-powered payments – a must in today’s world.” - Andreas Reich, Executive Director, Development of Connected Car & Infotainment at Audi

Groundbreaking Innovations from Cerence at Heart of Mercede’s MBUX The Most Advanced and Intelligent Multimedia System Cerence Drive Biometry & First-Time UX (Adoption) WuW & Silent Dialog Continuation Cerence Text I/O Solutions Cerence Studio Emergency Vehicle Detection (EVD) In-Car Communication Multi-Seat Intelligence Cerence Look

Introducing Cerence Pay Gas station Coffee/Food Restaurant EV Charging Fuel Toll Car Wash Drive through Concerts Parking Embedded/Hybrid Embedded & cloud architecture for safe credential storage and linking Experience UX expertise and insights into which use cases work, and how, where Speech/NLU/dialog domain(s) for the selected use cases Authentication Voice Biometry Facial Biometry Agreements Service provider agreements with stakeholders Innovation Pro-Active “Nudging” from existing domains (Navi etc.) Integration Integration with head-unit and OEM companion App (push messages) Simplified payment experience via speech In-car commerce with extended partnerships

Cerence Delivers Strong Q3 Results Despite Impact of Covid-19 Revenue Non-GAAP Operating Margin Non-GAAP EPS $74.8M 28.4% $23.8M $0.31 AEBITDA Team focus leads to solid Q3 results Second highest bookings quarter in company history Fast pace of new product innovations

KPIs Indicate Long Term Growth Potential -3% Change in Number of Cerence Cloud Connected Cars Shipped (TTM over prior year TTM) (change in connected cars for the same period according to IHS data is -6%) 80+% Repeatable Software Revenue Contribution (TTM) 7% Growth in Billing / Car YTD vs. Prior Year (excludes legacy contract) Q3FY20 Q2FY20 Q1FY20 Q4FY19 Q3FY19 % of worldwide Auto production with Cerence Technology (TTM) 54% 55% 53% 54% 53% Average Contract Duration (TTM) 6.2 5.7 4.9 5.1 5.2 Backlog at start of FY20 First half FY20 bookings $1.36B $533M

Adjacent Markets Strategic Plans Align With Emerging Trends Core Expansion Aftermarket Expansion Extending Consumer Digital Life New Applications $ Two Wheelers Cruise Fleets Trains Public Transit Elevators ARK New Languages My Car My Voice Just Talk Look Reader New Domains Text I/O New Applications Aftermarket Expansion Extending Consumer Digital Life Adjacent Markets Cerence Cognitive Arbitrator Cerence Pay Cerence Car Life

Financial Summary

Business Update for COVID-19 Impact All offices have technically reopened except 4 locations Global occupancy at ~25% and we do not expect that to change until government guidance on work from home changes (i.e., a vaccine or pandemic slows) China is near full capacity (~15% of global workforce) Lowering of planned capex spend from $35M to $27M on track $6M of expense reduction in Q3 achieved

Strong Connected and Professional Services Growth Offset License Softness $ in millions Q3FY20 Q3FY19 YoY License: $32.5M $44.0M -26% Variable $18.3M $32.8M -44% Prepay $14.2M $11.1M +28% Connected Services: $25.0M $19.7M +27% Legacy $15.6M $14.8M +5% New $9.5M $4.9M +94% Professional Services $17.4M $13.9M +25% Total Revenue: $74.8M $77.6M -4%

Q3 Delivers Solid Results Despite Challenging Environment Footnote: Non-GAAP excludes acquisition-related costs, amortization of acquired intangible assets, restructuring expense, and stock-based compensation. Q3FY20 GAAP Revenue $74.8M Non-GAAP GM %(a) 68.7% Non-GAAP Operating Margin%(a) 28.4% Adjusted EBITDA(a) $23.8M CFFO $19.3M FCF $13.4 Non-GAAP EPS $0.31

Solid Balance Sheet Metrics $ in millions As of June 30, 2020 Cash & Equivalents $132.8M Intra Quarter Cash Requirements $25-30M Debt (Convert Note + Term Loan A) $300M Secured Leverage Ratio* 0.7x * Secured Leverage ratio calculation defined as (Total Secured Debt minus $50M of unrestricted cash)/(Trailing 12-month Adjusted EBITDA)

Q4 FY20 Guidance Footnote: Non-GAAP excludes acquisition-related costs, amortization of acquired intangible assets, restructuring expense, and stock-based compensation. Q4 FY20 $ in millions except per share data Low High GAAP Revenue $76M $80M Non-GAAP GM %(a) 68% 70% Non-GAAP Operating Margin%(a) 27% 29% Adjusted EBITDA(a) $23M $26M Adjusted EBITDA Margin (a) 30% 32% Non-GAAP EPS $0.30 $0.35

Thank You!

Appendix

Non-GAAP Financial Measures – Definitions Non-GAAP revenue We consider the use of non-GAAP revenue helpful in understanding the performance of our business, as it excludes the purchase accounting impact on acquired deferred revenue and other acquisition-related adjustments to revenue. We provide supplementary non-GAAP financial measures of revenue that include revenue that we would have recognized but for the purchase accounting treatment of acquisition transactions. Non-GAAP revenue also includes revenue that we would have recognized had we not acquired intellectual property and other assets from the same customer. Because GAAP accounting requires the elimination of this revenue, GAAP results alone do not fully capture all of our economic activities. These non-GAAP adjustments are intended to reflect the full amount of such revenue. We include non-GAAP revenue to allow for more complete comparisons to the financial results of historical operations, forward-looking guidance and the financial results of peer companies. We believe these adjustments are useful to management and investors as a measure of the ongoing performance of the business because, although we cannot be certain that customers will renew their contracts, we have historically experienced high renewal rates on maintenance and support agreements and other customer contracts. Additionally, although acquisition-related revenue adjustments are non-recurring with respect to past acquisitions, we generally will incur these adjustments in connection with any future acquisitions. Starting with Q1FY20 Cerence will only be reporting GAAP revenue. Non-GAAP operating income and adjusted EBITDA Non-GAAP operating income is defined as operating income before stock-based compensation, amortization of acquired intangible assets, restructuring and acquisition-related costs, and acquisition-related revenue adjustments. Adjusted EBITDA is defined as non-GAAP operating income before depreciation expense. Stock-based compensation. Because of varying valuation methodologies, subjective assumptions and the variety of award types, we believe that excluding stock-based compensation allows for more accurate comparisons of operating results to peer companies. We evaluate performance both with and without these measures because compensation expense related to stock-based compensation is typically non-cash and the options and restricted awards granted are influenced by the Company’s stock price and other factors such as volatility that are beyond our control. The expense related to stock-based awards is generally not controllable in the short-term and can vary significantly based on the timing, size and nature of awards granted. As such, we do not include such charges in operating plans. Stock-based compensation will continue in future periods. Amortization of acquired intangible assets. We exclude the amortization of acquired intangible assets from non-GAAP expense and income measures. These amounts are inconsistent in amount and frequency and are significantly impacted by the timing and size of acquisitions. Providing a supplemental measure which excludes these charges allows management and investors to evaluate results “as-if” the acquired intangible assets had been developed internally rather than acquired and, therefore, provides a supplemental measure of performance in which our acquired intellectual property is treated in a comparable manner to our internally developed intellectual property. Although we exclude amortization of acquired intangible assets from our non-GAAP expenses, we believe that it is important for investors to understand that such intangible assets contribute to revenue generation. Amortization of intangible assets that relate to past acquisitions will recur in future periods until such intangible assets have been fully amortized. Future acquisitions may result in the amortization of additional intangible assets. Restructuring and acquisition-related costs. To allow more accurate comparisons of the financial results to historical operations, forward looking guidance and the financial results of less acquisitive peer companies, we provide supplementary non-GAAP financial measures, which exclude certain transition, integration, and other acquisition-related expense items resulting from acquisitions and also exclude separation costs directly attributable to the Cerence business becoming a stand-alone public company. We consider these types of costs and adjustments, to a great extent, to be unpredictable and dependent on a significant number of factors that are outside of our control. Furthermore, we do not consider acquisition-related costs and adjustments to be related to the organic continuing operations of the acquired businesses and are generally not relevant to assessing or estimating the long-term performance of the acquired assets. In addition, the size, complexity and/or volume of past acquisitions, which often drives the magnitude of acquisition related costs, may not be indicative of the size, complexity and/or volume of future acquisitions. By excluding acquisition-related costs and adjustments from our non-GAAP measures, management is better able to evaluate our ability to utilize our existing assets and estimate the long-term value that acquired assets will generate for us. We believe that providing a supplemental non-GAAP measure, which excludes these items, allows management and investors to consider the ongoing operations of the business both with, and without, such expenses.

KPI Measures – Definitions Key performance indicators We believe that providing key performance indicators (“KPIs”), allows investors to gain insight into the way management views the performance of the business. We further believe that providing KPIs allows investors to better understand information used by management to evaluate and measure such performance. KPIs should not be considered superior to, or a substitute for, operating results prepared in accordance with GAAP. In assessing the performance of the business during the three and nine months ended June 30, 2020 and 2019, our management has reviewed the following KPIs, each of which is described below: • Percent of worldwide auto production with Cerence Technology: The number of Cerence enabled cars shipped as compared to IHS Market car sales data. • Average contract duration: The weighted average period over which we expect to recognize the estimated revenues from new license and connected contracts signed during the quarter, calculated on a trailing twelve months (“TTM”) basis. • Repeatable software contribution: The percentage of repeatable revenues as compared to total GAAP revenue in the quarter. Repeatable revenues are defined as the sum of License and Connected Services revenues. • Change in number of Cerence connected cars shipped: The year over year change in the number of cars shipped with Cerence connected solutions. Amounts calculated on a TTM basis. • Growth in billings per car YTD vs. prior year: The rate of growth calculated from the average billings per car on a year to date basis as compared to the prior fiscal year excluding legacy contract.

Q3FY20 Reconciliations of GAAP to non-GAAP Results

(unaudited - in thousands, except per share data)	Three Months Ended June 30, 2020	Three Months Ended June 30, 2019	Nine Months Ended June 30, 2020	Nine Months Ended June 30, 2019
GAAP revenue	$ 74,810	$ 77,569	$ 238,764	$ 220,357
GAAP gross profit	$ 47,207	$ 53,894	$ 156,497	$ 148,031
Stock-based compensation	2,141	327	3,985	1,460
Amortization of intangible assets	2,063	1,979	6,408	6,175
Non-GAAP gross profit	$ 51,411	$ 56,200	$ 166,890	$ 155,666
GAAP gross margin	63.1%	69.5%	65.5%	67.2%
Non-GAAP gross margin	68.7%	72.5%	69.9%	70.6%
GAAP operating (loss) income	$ (4,696)	$ 3,261	$ 5,213	$ 6,238
Amortization of intangible assets	5,183	5,111	15,784	15,571
Stock-based compensation	17,425	7,828	32,954	21,195
Restructuring and other costs, net	3,301	9,691	13,725	17,147
Acquisition-related costs	-	366	-	783
Non-GAAP operating income	$ 21,213	$ 26,258	$ 67,676	$ 60,935
GAAP operating margin	-6.3%	4.2%	2.2%	2.8%
Non-GAAP operating margin	28.4%	33.9%	28.3%	27.7%
GAAP net (loss) income	$ (28,181)	$ 1,770	$ (27,448)	$ 4,479
Total other income (expense), net	(25,954)	(150)	(38,846)	100
(Benefit from) provision for income taxes	(2,469)	1,341	(6,185)	1,859
Depreciation	2,540	1,837	6,905	5,950
Amortization of intangible assets	5,183	5,111	15,784	15,571
Stock-based compensation	17,425	7,828	32,954	21,195
Restructuring and other costs, net	3,301	9,691	13,725	17,147
Acquisition-related costs	-	366	-	783
Adjusted EBITDA	$ 23,753	$ 28,095	$ 74,581	$ 66,885
GAAP net income margin	-37.7%	2.3%	-11.5%	2.0%
Adjusted EBITDA margin	31.8%	36.2%	31.2%	30.4%

(unaudited - in thousands, except per share data)	Three Months Ended June 30, 2020	Three Months Ended June 30, 2019	Nine Months Ended June 30, 2020	Nine Months Ended June 30, 2019
GAAP net (loss) income	$ (28,181)	$ 1,770	$ (27,448)	$ 4,479
Amortization of intangible assets	5,183	5,111	15,784	15,571
Stock-based compensation	17,425	7,828	32,954	21,195
Restructuring and other costs, net	3,301	9,691	13,725	17,147
Acquisition-related costs	-	366	-	783
Non-cash interest expense	1,379	-	4,025	-
Loss on debt extinguishment	19,279	-	19,279	-
Income tax impact of Non-GAAP adjustments	(6,252)	(5,839)	(19,701)	(15,451)
Non-GAAP net income	$ 12,134	$ 18,928	$ 38,618	$ 43,725
Weighted-average common shares outstanding - basic	36,509	36,391	36,315	36,391
Weighted-average common shares outstanding - diluted	39,556	36,391	37,649	36,391
GAAP net (loss) income per share - diluted	$ (0.77)	$ 0.05	$ (0.76)	$ 0.12
Non-GAAP net income per share - diluted	$ 0.31	$ 0.52	$ 1.03	$ 1.20
GAAP net cash provided by operating activities	$ 19,312	$ 26,408	$ 18,577	$ 68,659
Capital expenditures	(5,930)	(396)	(16,075)	(2,868)
Free Cash Flow	$ 13,382	$ 26,012	$ 2,502	$ 65,791

	Q3FY20 (ASC 606)	Q2FY20 (ASC 606)	Q1FY20 (ASC 606)	Q4FY19 (ASC 606)	Q3FY19 (ASC 606)	Q2FY19 (ASC 606)	Q1FY19 (ASC 606)	Q4FY18 (ASC 605)
GAAP revenues	$ 74,810	$ 86,495	$ 77,459	$ 82,957	$ 77,569	$ 70,304	$ 72,484	$ 75,356
Less: Professional services revenue	17,360	18,742	13,671	15,006	13,891	12,122	11,227	11,403
Non-GAAP Repeatable revenues	$ 57,450	$ 67,753	$ 63,788	$ 67,951	$ 63,678	$ 58,182	$ 61,257	$ 63,953
GAAP revenues TTM	$ 321,721	$ 324,480	$ 308,289	$ 303,314	$ 295,713			
Less: Professional services revenue TTM	64,779	61,310	54,690	52,246	48,643			
Non-GAAP Repeatable revenues TTM	$ 256,942	$ 263,170	$ 253,599	$ 251,068	$ 247,070			
Repeatable software contribution	80%	81%	82%	83%	84%			

AI for a World in Motion

© 2020 Cerence Inc. | 19

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Q4FY20 Reconciliations of GAAP to non-GAAP Guidance (unaudited - in thousands) (unaudited - in thousands, except per share data) Q4 2020 Low High GAAP revenue $76,000 $80,000 GAAP gross profit $48,050 $52,050 Stock-based compensation 1,800 1,800 Amortization of intangible assets 1,900 1,900 Non-GAAP gross profit $51,750 $55,750 GAAP gross margin 63% 65% Non-GAAP gross margin 68% 70% GAAP operating (loss) income $(200) $2,700 Amortization of intangible assets 5,000 5,000 Stock-based compensation 15,100 15,100 Restructuring and other costs, net 500 500 Acquisition-related costs - - Non-GAAP operating income $20,400 $23,300 GAAP operating margin 0% 3% Non-GAAP operating margin 27% 29% GAAP net loss $(3,755) $(855) Total other income (expense), net (3,700) (3,700) Benefit from income taxes (195) (195) Depreciation 2,600 2,600 Amortization of intangible assets 5,000 5,000 Stock-based compensation 15,100 15,100 Restructuring and other costs, net 500 500 Acquisition-related costs - - Adjusted EBITDA $22,950 $25,850 GAAP net income margin -5% -1% Adjusted EBITDA margin 30% 32% Q4 2020 Low High GAAP net loss $(3,755) $(855) Amortization of intangible assets 5,000 5,000 Stock-based compensation 15,100 15,100 Restructuring and other costs, net 500 500 Acquisition-related costs - - Non-cash interest expense 1,300 1,300 Income tax impact of Non-GAAP adjustments (4,800) (5,500) Non-GAAP net income $13,345 $15,545 Weighted-average common shares outstanding - basic 36,879 36,879 Weighted-average common shares outstanding - diluted 43,908 43,908 GAAP net loss per share - diluted $(0.09) $(0.02) Non-GAAP net income per share - diluted $0.30 $0.35